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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                    --------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 1, 2001


                              CAPITAL BANCORP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           TENNESSEE                    333-56682                 62-1848668
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 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)         (IRS EMPLOYER
       OF INCORPORATION)                                      IDENTIFICATION NO)


                1820 WEST END AVENUE, NASHVILLE, TENNESSEE 37203
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (615) 327-9000


                                 NOT APPLICABLE
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                 (FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

The response to this Item is incorporated by reference to the response to Item 2 of this Report.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Effective at 12:01 a.m. on July 1, 2001, the Capital Bancorp, Inc. ("Registrant") and Capital Bank & Trust Company ("Bank") consummated an Agreement and Plan of Share Exchange ("Agreement") pursuant to which shareholders of the Bank have exchanged their shares of common stock for shares of the Registrant's common stock on a one-for-one basis. As a result of the consummation of the share exchange, the Bank has become the wholly-owned subsidiary of the Registrant. Contemporaneously, the shares of the three existing shareholders of the Registrant are being redeemed at par (for an aggregate redemption price of $1,000.00), such shareholders being members of the Bank's executive management who were acting on behalf of the Bank in connection with the formation and registration of the Registration as a one bank holding company under applicable law. As a result of the transaction, the shareholders of the Bank immediately prior to consummation of the share exchange have become the shareholders of the Registrant and the Registrant has become the sole shareholder of the Bank.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Not applicable.


ITEM 5. OTHER EVENTS.

Not applicable.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The Registrant hereby incorporates by reference the financial statements included in Exhibit 13 (Annual Report) to the Registration Statement, as amended, filed by the Registrant in connection with the share exchange, Commission File No. 333-56682. All other required financial statements and pro forma data, if any, will be filed within sixty (60) days from the date hereof as provided in Instruction 7(a)(4) and in Instruction 7(b)(2) to Form 8-K.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.


ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITAL BANCORP, INC.


                                       By: /s/ R. Rick Hart

                                       R. Rick Hart
                                       Chairman, President and CEO

Dated: July 16, 2001




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================================================================================
                                 EXHIBIT INDEX
================================================================================

EXHIBIT NUMBER          DESCRIPTION OF EXHIBIT                 LOCATION OF EXHIBIT
-------------------------------------------------------------------------------------------------------------------------
2                       Agreement and Plan of Share            Incorporated by reference to Exhibit 2 to the Registrant's
                        Exchange dated March 5, 2001           Registration Statement on Form S-4, as amended,
                                                               Commission File No. 333-56682.
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99.2                    Financial Information Required by      Annual Financial Statements are incorporated by
                        Instruction 7                          reference to Exhibit 13 to the Registrant's Registration
                                                               Statement on Form S-4, as amended, Commission File
                                                               No. 333-56682.  Any other financial information will be
                                                               filed by amendment to this Report on Form 8-K within 60
                                                               days.
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
















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